Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of May 16, 2013 by and between Plug Power Inc., a Delaware corporation (the “Company”), and Air Liquide Investissements d'Avenir et de Demonstration, a company incorporated under the laws of France (“Initial Holder”), each of which is sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of May 8, 2013, by and between the Company and Initial Holder (the “Securities Purchase Agreement”), Initial Holder shall acquire Ten Thousand Four Hundred Thirty-One (10,431) shares (the “Shares”) of the Company’s Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”); and

WHEREAS, in connection with Initial Holder’s investment pursuant to the Securities Purchase Agreement, the Company agreed to provide certain rights to Initial Holder to cause the resale of the shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), issuable upon conversion of the Shares to be registered pursuant to the Securities Act (as defined below); and

WHEREAS, the Parties desire to set forth their rights and obligations relating to the registration of the resale of the Registrable Securities (as defined below) pursuant to the Securities Act;

AGREEMENT

NOW, THEREFORE, in consideration of the purchase of the Shares by Initial Holder pursuant to the Securities Purchase Agreement, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.          Definitions.  As used in this Agreement the following capitalized terms shall have the following meanings. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement:

“Affiliate” shall have the meaning set forth in the Securities Purchase Agreement.

“Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” shall have the meaning set forth in the Securities Purchase Agreement.

“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation as amended and in effect as of the date hereof, including the Certificate of Designations creating the Series C Preferred Stock, as amended from time to time.

“Closing Date” shall have the meaning set forth in the Stock Purchase Agreement.

“Common Stock” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the recitals of this Agreement.

“Company Offering” shall have the meaning set forth in Section 3.4 hereof.

“Effectiveness Period” shall mean the period of time commencing on the date the SEC declares the Resale Shelf Registration Statement effective and ending on the Termination Date.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” shall mean Initial Holder and any subsequent transferee of Registrable Securities as permitted by Section 11, at such times as such Persons shall own Registrable Securities.

“Indemnitee” shall have the meaning set forth in Section 7 hereof.

“Initial Holder” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“NASDAQ” shall mean the National Association of Securities Dealers Automated Quotations.

“Offering Blackout Period” shall have the meaning set forth in Section 3.4 hereof.

“Person” shall have the meaning set forth in the Securities Purchase Agreement.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein and excluding all “free writing prospectuses” as defined in Rule 405 of the Securities Act.

“Registrable Securities” shall mean all shares of Common Stock issued or issuable upon conversion of the Shares or as a payment-in-kind dividend on the Shares, and any shares of Common Stock or other securities issued or issuable in respect of Registrable Securities by way of spin-off, dividend, distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; provided, however, that Registrable Securities shall not include (i) any securities for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) any securities sold pursuant to Rule 144, or (iii) any securities held by a person whose registration rights pursuant to this Agreement have terminated pursuant to Section 5.

“Registration Statement” shall mean any registration statement of the Company which covers the resale of any of the Registrable Securities under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1 hereof.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Selling Holder” shall mean, with respect to a specified Registration Statement pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

“Series C Preferred Stock” shall have the meaning set forth in the recitals of this Agreement.

“Shares” shall have the meaning set forth in the recitals of this Agreement.

“Suspension Event” shall have the meaning set forth in Section 3.3 hereof.

“Suspension Event Certificate” shall have the meaning set forth in Section 3.3 hereof.

“Termination Date” shall mean the earlier of (a) the date on which the registration rights of all Persons pursuant to this Agreement have terminated pursuant to Section 5 or (b) the date the Company is acquired in a transaction approved by the Company’s Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or sale of all or substantially all of the Company’s assets).

2.          Resale Shelf Registration Rights.

2.1         Registration Statement Covering Resale of Registrable Securities.  Not later than May 31, 2013, the Company shall file with the SEC a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities registering the resale on a delayed or continuous basis of all such Registrable Securities by the Holders (a “Resale Shelf Registration Statement”).  The Company shall use its best efforts to have the Resale Shelf Registration Statement declared effective under the Securities Act as expeditiously as reasonably practicable following the filing of the Resale Shelf Registration Statement.  The Company agrees to use its best efforts to maintain the effectiveness of the Resale Shelf Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements during the Effectiveness Period; provided that the effectiveness of the Resale Shelf Registration Statement need not be maintained for the purposes of registering the resale of securities that no longer constitute Registrable Securities or at any time when the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities.  If, during the Effectiveness Period, the Company becomes eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities at any time when a Resale Shelf Registration Statement is not effective, the Company, shall promptly file a Resale Shelf Registration Statement and use best efforts to have such Resale Registration Statement become effective as expeditiously as reasonably practicable in accordance with the procedures described above.

2.2         Notification and Distribution of Materials.  The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to the Holders, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3         Amendments and Supplements.  Subject to the provisions of Section 2.1 above, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.4         Notice of Certain Events.  The Company shall promptly notify the Holders in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto).  The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement (or the Prospectus relating thereto), or any amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

3.         Suspension of Registration Requirement; Market Standstill.

3.1         The Company shall promptly notify each Holder in writing of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Securities or the initiation of any proceedings for that purpose.  The Company shall use best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as reasonably possible and promptly notify in writing each Holder of Registrable Securities covered by such registration statement of the withdrawal of any such order.

3.2         At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act to a transferee, the Company shall immediately notify each Selling Holder (A) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) in such event, to suspend sales of Registrable Securities, and each Selling Holder will refrain from selling any Registrable Securities pursuant to such Registration Statement until the Selling Holders are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In such event, unless such event constitutes a Suspension Event (as defined below), the Company shall promptly, and in any event within 5 Business Days, prepare and file a supplement to or an amendment of such Prospectus as may be necessary so that, as supplemented or amended, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Company shall, if necessary, promptly, and in any event within 5 Business Days, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.  The Company shall promptly notify the Selling Holders in writing when the current Prospectus may be used.

3.3         Subject to the terms of Section 4 below, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective shall be deferred, for one or more reasonable periods, each of which may not exceed 30 days, if the Board of Directors of the Company determines in good faith that such deferral is in the best interest of the Company and its stockholders in order to avoid the disclosure of information not otherwise then required by law (in the absence of a registration or sales thereunder) to be publicly disclosed (such circumstances being hereinafter referred to as a “Suspension Event”).  The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company (“Suspension Event Certificate”) stating that a Suspension Event has occurred and is continuing and setting forth the duration of such Suspension Event (not to exceed 30 days from delivery of the Suspension Event Certificate), or if such duration is not known, the anticipated duration of such Suspension Event (not to exceed 30 days from the delivery of the Suspension Event Certificate).  If the Suspension Event Certificate does not set forth a definitive duration of the Suspension event, then upon the earlier of (i) 30 days following delivery of the Suspension Event Certificate or (ii) the conclusion of the Suspension Event, the Company shall notify the Holders in writing of the termination of the Suspension Event.

3.4         Subject to the terms of Section 4 below, each Holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in a Company‑initiated underwritten offering (each, a “Company Offering”), not to effect any public sale or distribution of any of the Registrable Securities during an Offering Blackout Period, provided that the Company is actively employing in good faith best efforts to cause the registration statement associated with such Offering Blackout Period to be effective, if it has not already become effective.  The Company shall use best efforts to give written notice to each Holder of any Offering Blackout Period at least 15 days prior to the commencement of the Offering Blackout Period; provided, however, that if the Company is unable to provide 15 days advance notice of the commencement of the Offering Blackout Period, the Company shall provide as much notice as reasonably possible, and provided further that the failure to timely provide such notice shall not in any way prohibit the commencement of an Offering Blackout Period.  The “Offering Blackout Period” shall commence on a date set by the Company, which shall be no earlier than the 5th day preceding the anticipated date of pricing of such Company Offering, and shall end on the 45th day, or such sooner date as is requested by the managing underwriter or underwriters in such Company Offering, after the closing date of such Company Offering.

4.          Limitations on Suspension/Blackout Periods.  Notwithstanding anything herein to the contrary, the Company covenants and agrees that (a) the Company’s rights to defer certain of its obligations pursuant to Section 3.3 during the pendency of any Suspension Event, and (b) the Holders’ obligation to suspend public sales of Registrable Securities pursuant to Section 3.4 during one or more Offering Blackout Periods, shall not, in the aggregate, cause the Holders to be required to suspend sales of Registrable Securities or relieve the Company of its obligation to file a Registration Statement for longer than 60 days during any 12-month period.

5.          Termination of Registration Rights.  The rights granted pursuant to Section 2 shall terminate, as to any Holder, at such time at which all Registrable Securities held by such Holder can be sold in any three-month period without registration in compliance with Rule 144.

6.          State Securities Laws and Sale Procedures.

6.1         The Company shall use its best efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Holders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

6.2         Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or as contemplated in a Registration Statement.

6.3         In the event of a sale of Registrable Securities by the Holder, unless such requirement is waived by the Company in writing, the Holder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Securities may be properly transferred.

7.          Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Holders and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with a Holder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs, and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon (i) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws and relating to action or inaction required of the Company under the terms of this Agreement or in connection with any Registration Statement or Prospectus; (ii) any untrue (or alleged untrue) statement of material fact contained in any Registration Statement or any Prospectus; or (iii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such Registration Statement or the Prospectus contained therein by such Indemnitee, (b) any Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holders by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented Prospectus, or (c) an untrue statement or alleged untrue statement contained in any offer made by a Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

8.          Covenants of the Holder.  Each of the Holders hereby agrees (i) to cooperate with the Company and to furnish to the Company the information concerning such Holder, its plan of distribution and its ownership interests in securities of the Company in connection with the preparation of a Registration Statement or Prospectus with respect to such Holder’s Registrable Securities and any filings with any state securities commissions as the Company may reasonably request (and to promptly notify the Company of any material changes in such information set forth in a Registration Statement prior to and during the effectiveness of such Registration Statement), (ii) that it will not make any offer relating to the Registrable Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, and (iii) to indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (A) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with information regarding such Holder or its plan of distribution or its ownership interests, which was furnished to the Company in writing by such Holder for use therein, or (B) an untrue statement or alleged untrue statement contained in any offer made by such Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

9.          Indemnification Procedures.  Any Person entitled to indemnification under this Agreement shall promptly notify the indemnifying party in writing of the commencement of any action or proceeding of which such Person has actual knowledge and with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except and only to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses (provided that in connection with such assumption the indemnifying parties provide the indemnified parties a full release of any costs or other expenses in connection therewith), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (a) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 15 Business Days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (b) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor, in which case the indemnifying party shall pay or reimburse such legal or other expenses as they are incurred.  No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not and is not likely to materially adversely affect the indemnified party.

10.      Expenses.  The Company shall bear all expenses incurred in connection with the registration of the Registrable Securities pursuant to Section 2 hereof.

11.      Transfer of Registration Rights.  The rights of a Holder under this Agreement may be transferred by a Holder to a transferee who acquires Registrable Securities equal to at least 2% of the outstanding shares of Common Stock the Company as of the date immediately preceding such transfer, provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in the form attached hereto as Exhibit B (an “Addendum Agreement”), and the transferor shall have delivered to the Company, no later than 30 days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred.  The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

12.      No Other Obligation to Register.  Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Securities under the Securities Act.

13.      Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to (a) make and keep adequate current public information available pursuant to paragraph (c) of Rule 144 and (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

14.      Notices.  All notices, requests, consents and other communications hereunder shall be in writing, in English, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by a recognized international express courier service, two (2) Business Days after timely delivery to such carrier, (iv) provided that the recipient has provided a facsimile number below, if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this Section 15:

if to the Company, to:

Plug Power Inc.

968 Albany Shaker Road,

Latham, New York 12110

Attention:  General Counsel
Facsimile:  (518) 782-7884

with a copy (which shall not constitute notice) to:

Goodwin Procter  LLP

Exchange Place

Boston, Massachusetts 02109

Attention: Robert P. Whalen, Jr.

Facsimile:  (617) 532-1231

if to the Holder, to:

Air Liquide Investissements d'Avenir et de Demonstration

25 rue Marbeuf

75008 Paris

France

Attention: Julien Cristiani

Facsimile: +33 1 44 43 46 48

Email: julien.cristiani@airliquide.com

with a copy (which shall not constitute notice) to:

Air Liquide

Group Legal Department

75 quai d’Orsay

75007 Paris

France

In the event of transfer of Registrable Securities, notices given pursuant to this Agreement to a subsequent Holder shall be delivered to the relevant address specified in the relevant agreement in the form of Exhibit B whereby such Holder became bound by the provisions of this Agreement.

15.      Amendments; Waiver.  Except as permitted by Section 11, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Holders owning Registrable Securities possessing 67% in number of the Registrable Securities then outstanding.  Any waiver of a provision of this Agreement must be in writing and executed by the Party against whom enforcement of such waiver is sought.

16.      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

17.      Entire Agreement; Severability.  This Agreement and the Securities Purchase Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.  If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

18.      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

19.      Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Party.

20.      Drafting Conventions; No Construction Against the Drafter.

20.1       The headings in this Agreement are provided for convenience and do not affect its meaning. The words “include”, “includes” and “including” are to be read as if they were followed by the phrase “without limitation”.  Unless specified otherwise, any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in such agreement.  Unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations.  If any date specified in this Agreement as a date for taking action falls on a day that is not a Business Day, then that action may be taken on the next Business Day.

20.2       The Parties have participated jointly with their respective counsel in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the Parties and there is to be no presumption or burden of proof favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PLUG POWER INC.

By: /s/ Andrew Marsh
Name: Andrew Marsh
Title: President and Chief Executive Officer

AIR LIQUIDE INVESTISSEMENTS D’AVENIR ET DE DEMONSTRATION

By: /s/ Pierre-Etienne Franc
Name: Pierre-Etienne Franc
Title: Chief Executive Officer

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Exhibit A

PLUG POWER INC.

CERTIFICATE OF SUBSEQUENT SALE

Broadridge Corporate Issuer Solutions, Inc.

1717 Arch St., Suite 1300

Philadelphia, PA 19103

RE:      Sale of Shares of Common Stock of Plug Power Inc. (the “Company”) pursuant to the Company’s Prospectus dated _______________, 2013 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,
By:
Print Name:
Title:

cc:  Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110; Attention: Corporate Secretary

A-1

Exhibit B

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of _____ shares of Registrable Securities (as defined in the Registration Rights Agreement between Plug Power Inc. (the “Company”) and Air Liquide Investissements d'Avenir et de Demonstration, dated May 16, 2013 (the “Registration Rights Agreement”)), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of the resale of such Registrable Securities is governed by the Registration Rights Agreement and the undersigned hereby: (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound as a Holder and a Party by the terms of the Registration Rights Agreement, as the same has been or may be amended from time to time.

Agreed to this ____ day of ______, 201__.

                       [Transferee Name]

By:

        Name:

        Title:

Address:

B-1